Note 33 - Business Combinations (Tables)	12 Months Ended
Dec. 31, 2021
Ipsco Tubulars Inc [Member]
Disclosure of detailed information about business combination [line items]
Disclosure of detailed information about business combination [text block]
Fair value of acquired assets and liabilities:	$ million
Property, Plant and Equipment	503
Intangible assets	170
Working capital	138
Cash and Cash Equivalents	4
Borrowings	(53)
Provisions	(27)
Other assets and liabilities, net	(63)
Net assets acquired	672